Exhibit 99.1

KRATON PERFORMANCE POLYMERS, INC. FIRST QUARTER 2013 EARNINGS CONFERENCE CALL May 2, 2013

KRATON First Quarter 2013 Earnings Call This presentation includes forward - looking statements that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance. Forward - looking statements are often characterized by the use of words such as “outlook,” “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions, including statements regarding anticipated stability in feedstock prices and related market demand and other effects; the anticipated costs, capital structure of, and prospects for our joint venture with FPCC, and statements regarding selected 2013 P&L estimates. All forward - looking statements in this presentation are made based on management's current expectations and estimates, which involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in forward - looking statements. These risks and uncertainties are more fully described in in our latest Annual Report on Form 10 - K, including but not limited to “Part I, Item 1A. Risk Factors” and “Part I, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, and in our other filings with the Securities and Exchange Commission, and include, but are not limited to, risks related to: conditions in the global economy and capital markets; declines in raw material costs; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end - use markets, from other producers of SBCs and from producers of products that can be substituted for our products; our investment in the joint venture with FPCC; and other risks, factors and uncertainties described in this press release and our other reports and documents; and other factors of which we are currently unaware or deem immaterial. Readers are cautioned not to place undue reliance on forward - looking statements. Forward - looking statements speak only as of the date they are made, and we assume no obligation to update such information in light of new information or future events. Forward - Looking Statement Disclaimer 2

KRATON First Quarter 2013 Earnings Call GAAP Disclaimer This presentation includes the use of both GAAP and non - GAAP financial measures. The non - GAAP financial measures are EBITDA, Adjusted EBITDA, Adjusted EBITDA at ECRC, Gross Profit at ECRC and Adjusted Net Income (or earnings per share). A table included in this presentation reconciles each of these non - GAAP financial measures with the most directly comparable GAAP financial measure . We consider these non - GAAP financial measures important supplemental measures of our performance and believe they are frequently used by investors, securities analysts and other interested parties in the evaluation of our performance and/or that of other co mpanies in our industry, including period - to - period comparisons. Further, management uses these measures to evaluate operating performance , and our executive compensation plan bases incentive compensation payments on our Adjusted EBITDA and Adjusted EBITDA at ECRC performance, along with other factors. These non - GAAP financial measures have limitations as analytical tools and in some cases can vary substantially from other measu res of our performance. You should not consider them in isolation, or as a substitute for analysis of our results under GAAP in th e United States. For EBIDTA, these limitations include: EBITDA does not reflect our cash expenditures, or future requirements for ca pit al expenditures or contractual commitments; EBITDA does not reflect changes in, or cash requirements for, our working capital ne eds ; EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal pa yments, on our debt; although depreciation and amortization are non - cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; EBITDA calculations un der the terms of our debt agreements may vary from EBITDA presented herein, and our presentation of EBITDA herein is not for purposes of assessing compliance or non - compliance with financial covenants under our debt agreements; and other companies in our industry m ay calculate EBITDA differently from how we do, limiting its usefulness as a comparative measure. As an analytical tool, Adjust ed EBITDA is subject to all the limitations applicable to EBITDA. In addition, we prepare Adjusted EBITDA by adjusting EBITDA to elimin ate the impact of a number of items we do not consider indicative of our on - going performance, but you should be aware that in the futur e we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be constr ued as an inference that our future results will be unaffected by unusual or non - recurring items. As an analytical tool, Adjusted EBIT DA at ECRC is subject to all the limitations applicable to EBITDA, as well as the following limitations: due to volatility in raw m ate rial prices, Adjusted EBITDA at ECRC may, and often does, vary substantially from EBITDA and other performance measures, including net income calculated in accordance with GAAP; and Adjusted EBITDA at ECRC may, and often will, vary significantly from EBITDA calculations under the terms of our debt agreements and should not be used for assessing compliance or non - compliance with finan cial covenants under our credit agreement. Because of these and other limitations, EBITDA, Adjusted EBITDA and ECRC Adjusted EBITD A should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. As a me asu re of our performance, Gross Profit at ECRC is limited because it often varies substantially from gross profit calculated in accord anc e with GAAP due to volatility in raw material prices. Finally, we prepare Adjusted Net Income by adjusting net income to eliminate the impact of a number of items we do not consider indicative of our on - going performance, but you should be aware that in the future we ma y incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted Net Income should not be constr ued as an inference that our future results will be unaffected by unusual or non - recurring items. 3

KRATON First Quarter 2013 Earnings Call First Quarter 2013 Financial Summary ( $ millions, except volume and per share data) Q1’13 Q1’12 Change Sales volume (kT) 78.2 89.6 (12.7)% Sales revenue $ 340.1 $ 408.3 $ (68.2) Net income (loss) attributable to Kraton $ (3.7) $ 16.4 $ (20.1) Net income (loss) per diluted share $ (0.12) $ 0.50 $ (0.62) Adjusted earnings per diluted share (1) $ 0.07 $ 0.49 $ (0.42) Adjusted EBITDA (1) $ 28.7 $ 43.0 $ (14.3) Adjusted EBITDA at ECRC (1) $ 29.2 $ 39.6 $ (10.4) Net cash provided by (used in) operating activities $ (20.8) $ 56.1 $ (76.9) 4 (1) See reconciliation of Net Income (Loss) and Net income (Loss) per diluted share to EBITDA, Adjusted EBITDA , Adjusted EBITDA at ECRC, Adjusted Net Income and Adjusted Earnings per Diluted Share in the attached appendix

End Use Review

Cariflex™



Sales Revenue ($ Millions)
$23
$29
$27
Q1'12
Q4'12
Q1'13



Change in Sales Revenue
Q1'13 vs. Q4'12
-8%
Q1'13 vs. Q1'12
19%

Q1'13 vs. Q1'12

- Sales volume increased in surgical glove, medical and innovation applications
- Average selling price increased
- Negative impact of currency movements

Advanced Materials



Sales Revenue ($ Millions)
$106
$81
$97
Q1'12
Q4'12
Q1'13



Change in Sales Revenue
Q1'13 vs. Q4'12
19%
Q1'13 vs. Q1'12
-9%

Q1'13 vs. Q1'12

- Sales volume essentially flat
- Average selling price declined, driven by reductions in monomer pricing, primarily butadiene
- Negative impact of currency movements

KRATON First Quarter 2013 Earnings Call 5

End Use Review

Adhesives, Sealants & Coatings

Sales Revenue ($ Millions)


$150
$110
$131
Q1'12
Q4'12
Q1'13

Change in Sales Revenue


Q1'13 vs. Q4'12
20%
Q1'13 vs. Q1'12
-12%

Q1'13 vs. Q1'12

- Sales volume decreased due to timing of lubricant additive sales and lower demand for PSA and nonwoven applications
- Average selling price declined, driven by reductions in monomer pricing, primarily butadiene
- Negative impact of currency movements

Paving & Roofing

Sales Revenue ($ Millions)


$128
$76
$85
Q1'12
Q4'12
Q1'13

Change in Sales Revenue


Q1'13 vs. Q4'12
11%
Q1'13 vs. Q1'12
-34%

Q1'13 vs. Q1'12

- Sales volume decrease reflects atypical Q1 2012 sales volume and impact of adverse weather in Q1 2013
- Average selling price declined, driven by lower average butadiene pricing
- Negative impact of currency movements

KRATON First Quarter 2013 Earnings Call 6

KRATON First Quarter 2013 Earnings Call Vitality Index ▪ TTM revenue growth for select innovations: ▪ Oilfield applications up 147% ▪ HiMA up 120% ▪ Adhesive applications up 29% ▪ PVC alternatives up 22% ▪ Protective film applications up 19% ▪ Reactive SBS for printing plates up 9% 7 $ in millions Includes innovation r evenue that rolled out of index in TTM period $114 $141 $158 $114 $159 $205 $195 $185 11% 13% 14% 12% 13% 14% 14% 14% 19% -1% 1% 3% 5% 7% 9% 11% 13% 15% 17% 19% -25 25 75 125 175 225 275 2006 2007 2008 2009 2010 2011 2012 TTM Q1'13 Innovation Revenue Vitality Index

KRATON First Quarter 2013 Earnings Call 90 67 78 40 60 80 100 120 140 Q1'12 Q4'12 Q1'13 $408 $296 $340 0 100 200 300 400 500 600 700 800 900 1000 Q1'12 Q4'12 Q1'13 Sales Volume (Kilotons) Sales Volume and Sales Revenue Sales Revenue ($ in Millions) 8 Q1 2012 to Q1 2013 Q4 2012 to Q1 2013 Sales Revenue Bridges $408 $340 $(52) $(10) $(6) Q1 2012 Volume Price F/X / Other Q1 2013 $296 $340 $52 $(8) $ - Q4 2012 Volume Price FX / Other Q1 2013

KRATON First Quarter 2013 Earnings Call $76 $40 $60 18.5% 13.4% 17.6% 0 20 40 60 80 100 120 Q1'12 Q4'12 Q1'13 Gross P rofit and Adjusted EBITDA (1) $ in millions 9 Gross Profit and Gross Margin Adjusted EBITDA (1) and Margin Adjusted EBITDA (1) Bridges Gross Profit at ECRC (1) $72 $50 $60 Margin at ECRC 17.7% 16.8% 17.8% (1) See reconciliation of Net I ncome (Loss) to EBITDA, Adjusted EBITDA and Adjusted EBITDA at ECRC and reconciliation of Gross Profit to Gross Profit at ECRC in the attached appendix. $43 $12 $29 10.5% 4.1% 8.4% 0 10 20 30 40 50 Q1'12 Q4'12 Q1'13 Adj. EBITDA at ECRC (1) $40 $22 $29 Margin at ECRC 9.7% 7.5% 8.6% Q1 2012 to Q1 2013 Q4 2012 to Q1 2013 $43 $29 $(15) $(10) $17 $(4) $ - $(2) Q1 2012 Volume Price COGS ECRC vs. FIFO SAR FX/Other Q1 2013 $12 $29 $(4) $16 $(8) $2 $10 $ 1 Q4 2012 Volume Price COGS ECRC vs. FIFO SAR FX/Other Q1 2013

KRATON First Quarter 2013 Earnings Call Monomer Volatility Quarterly Difference Between Inventory Valuation at FIFO and at ECRC ($ Millions) Gross Profit per Ton at Estimated Current Replacement Cost Gross Profit per Ton at FIFO 10 (1) Excludes impact of Belpre storm - related charge and severance charge aggregating $3.8 million in the second quarter 2012 and $(0.3) million in the third quarter of 2012. $5.2 $11.9 $22.3 - $2.3 - $34.3 - $9.3 $12.8 $13.3 $7.3 $14.7 - $1.7 - $8.1 $21.0 $49.8 $32.1 - $36.6 $3.4 $14.0 - $37.6 - $10.2 - $0.5 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 $636 $664 $1,054 $932 $190 $501 $865 $998 $949 $1,034 $1,024 $885 $1,068 $1,318 $1,308 $315 $842 $1,001 $535 $590 $766 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 (1) Q3'12 (1) Q4'12 Q1'13 $568 $537 $805 $976 $918 $632 $707 $781 $849 $863 $1,046 $1,005 $810 $712 $894 $907 $805 $820 $1,010 $743 $772 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 (1) Q3'12 (1) Q4'12 Q1'13

KRATON First Quarter 2013 Earnings Call $ in millions 49.7% 47.0% 40.7% 39.1% 42.2% 37.2% 37.9% 37.0% 32.1% 32.7% 31.6% 31.4% 37.2% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $100 $150 $200 $250 $300 $350 $400 Net Debt to Cap Net Debt Net Debt and Net Debt to Net Capitalization (1) ▪ Cash at March 31, 2013 of $105 million (2) ▪ Net Debt (2) to TTM Adjusted EBITDA was 2.9x at 3/31/13 (1) See reconciliation of Net D ebt and Net D ebt to Net C apitalization in the attached appendix. (2) Excludes cash of $31 million in our joint venture, Kraton Formosa Polymers Corporation, and as such is not available to the company. Balance Sheet 11 $ Millions 3 Months Ended 3/31/13 3/31/12 Net cash provided by (used in) operating activities $(20.8) $56.1

KRATON First Quarter 2013 Earnings Call Selected 2013 P&L Estimates (1) (1) Management's estimates. These estimates are forward - looking statements and speak only as of May 2, 2013. Management assumes no obligation to update these estimates in light of new information or future events. (2) Includes $5.7 million associated with recent debt refinancing. 12 Interest expense ~ $32 million (2) Research & development ~ $35 million SG&A ~ $109 million Depreciation and amortization ~ $60 million Book effective tax rate ~ 12%

APPENDIX May 2, 2013

Reconciliation of Net Income (Loss) Attributable to Kraton to Adjusted Net Income

$ in thousands except per share data

	Three Months ended March 31, 2013		Three Months ended December 31, 2012		Three Months ended March 31, 2012	
	After Tax	Per Diluted Share	After Tax	Per Diluted Share	After Tax	Per Diluted Share
Net income (loss) attributable to Kraton and Net Income (loss) per diluted share	$ (3,748)	$ (0.12)	$(29,452)	$ (0.91)	$ 16,353	$ 0.50
Add:						
Settlement gain[a]	-	-	-	-	(6,909)	(0.21)
Property tax dispute[b]	-	-	-	-	6,211	0.19
Restructuring and related charges[c]	136	-	297	0.01	40	-
Debt offering[d]	-	-	-	-	126	-
Retirement plan settlement[e]	-	-	1,100	0.03		
Settlement of interest rate swap[f]	697	0.02	-	-	-	-
Write-off of debt issuance cost[g]	5,023	0.16	-	-	-	-
Adjusted Net Income and Adjusted Earnings per Diluted Share	$ 2,108	$ 0.07	$(28,055)	$ (0.87)	$ 15,821	$ 0.49

Note - The sum of the EPS adjustments may not equal adjusted earnings per diluted share due to rounding

a) Reflects the benefit of the LBI settlement, which is recorded in cost of goods sold.
b) Reflects a charge associated with the resolution of the property tax dispute in France, of which $5,646 is recorded in cost of goods sold and $565 is recorded in selling, general and administrative expenses.
c) Includes charges related to severance expense and evaluation of acquisition transactions.
d) Includes costs related to the public offering of our senior notes.
e) Reflects the retirement plan settlement charge associated with a disbursement from a benefit plan upon the retirement of an employee.
f) Reflects interest expense related to the termination and settlement of an interest rate swap agreement in connection with the refinancing of our credit facility.
g) Reflects interest expense related to the write-off of unamortized debt issuance costs in connection with the refinancing of our credit facility.

KRATON First Quarter 2013 Earnings Call 14

Reconciliation of Net Income (Loss) Attributable to Kraton to EBITDA, Adjusted EBITDA and Adjusted EBITDA at ECRC

$ in Thousands

	Three months Ended 3/31/2013	Three months Ended 12/31/2012	Three months Ended 3/31/2012
Net income (loss) attributable to Kraton	$ (3,748)	$ (29,452)	$ 16,353
Net loss attributable to noncontrolling interest	(76)	0	0
Consolidated net income (loss)	(3,824)	(29,452)	16,353
Add:			
Interest expense, net	13,298	7,197	6,699
Income tax expense	1,446	14,945	2,732
Depreciation and amortization expenses	15,098	16,711	15,849
EBITDA	$ 26,018	$ 9,401	$ 41,633
EBITDA	$ 26,018	$ 9,401	$ 41,633
Add (deduct):			
Settlement gain (1)	0	0	(6,819)
Property tax dispute (2)	0	0	6,211
Restructuring and related charges (3)	136	297	56
Non-cash compensation expense	2,523	1,326	1,880
Retirement plan settlement (4)	0	1,100	0
Adjusted EBITDA	$ 28,677	$ 12,124	$ 42,961
Add:			
Spread between FIFO and ECRC	$ 507	$ 10,235	$ (3,372)
Adjusted EBITDA at ECRC (5)	$ 29,184	$ 22,359	$ 39,589

1. Gain on LBI settlement, recorded in cost of goods sold
2. Charge associated with resolution of the property tax dispute in France, of which $5,646 is recorded in Cost of Goods Sold and $565 is recorded in Selling, General and Administrative Expenses.
3. Includes charges related to severance expenses, fees associated with the public offering of our notes and charges associated with evaluating acquisition transactions.
4. Reflects the retirement plan settlement charge associated with a disbursement from a benefit plan upon the retirement of an employee which is recorded in selling, general and administrative expenses.
5. Adjusted EBITDA at estimated current replacement cost (ECRC) is Adjusted EBITDA net of the impact of the spread between the FIFO basis of accounting and ECRC. Although we report our financial results using the FIFO basis of accounting, as part of our pricing strategy, we measure our business performance using the estimated current replacement cost of our inventory and cost of goods sold. In addition, volatility in the cost of raw materials affects our results of operations and the period-over-period comparability of our results of operations. Therefore, we provide the spread between FIFO and ECRC, and we present Adjusted EBITDA at ECRC as another supplemental measure of our performance. We believe this additional adjustment provides helpful information to investors, securities analysts and other interested parties in evaluating period-over-period comparisons of our performance.

KRATON First Quarter 2013 Earnings Call 15

KRATON First Quarter 2013 Earnings Call Reconciliation of Net Debt and Net Debt to Net Capitalization 16 ($ Millions) Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3’12 Q4’12 Q1’13 Total Debt $384 $384 $383 $383 $400 $396 $394 $393 $492 $490 $448 $448 $391 Less: Cash (1) $12 $39 $72 $93 $36 $67 $46 $89 $233 $228 $202 $223 $105 Net Debt $372 $344 $311 $290 $364 $329 $349 $304 $258 $262 $246 $225 $286 Equity (1) $377 $388 $454 $452 $499 $556 $571 $518 $546 $539 $532 $492 $483 Add: Net Debt $372 $344 $311 $290 $364 $329 $349 $304 $258 $262 $246 $225 $286 Net Capitalization $750 $732 $765 $742 $863 $885 $920 $822 $805 $801 $778 $717 $769 Net Debt to Net Capitalization 49.7% 47.0% 40.7% 39.1% 42.2% 37.2% 37.9% 37.0% 32.1% 32.7% 31.6% 31.4% 37.2% (1) Excludes JV cash and noncontrolling interest beginning in Q1 2013

Reconciliation of Gross Profit to Gross Profit at Estimated Current Replacement Cost

($ Millions, except Gross Profit/Ton)	Q1'08	Q2'08	Q3'08	Q4'08	Q1'09	Q2'09	Q3'09	Q4'09	Q1'10	Q2'10	Q3'10	Q4'10
Sales Volume (Kilotons)	76.8	94.2	89.6	52.6	47.1	71.4	80.9	61.0	72.9	86.2	80.9	67.1
Gross Profit @ FIFO	$ 48.79	$ 62.55	$ 94.45	$ 48.97	$ 8.93	$ 35.76	$ 69.97	$ 60.87	$ 69.13	$ 89.13	$ 82.88	$ 59.37
ECRC to FIFO	$ 5.18	$ 11.94	$ 22.33	$ (2.31)	$ (34.32)	$ (9.30)	$ 12.77	$ 13.28	$ 7.26	$ 14.69	$ (1.72)	$ (8.08)
Gross Profit @ ECRC (1)	$ 43.60	$ 50.60	$ 72.12	$ 51.28	$ 43.25	$ 45.06	$ 57.20	$ 47.59	$ 61.87	$ 74.44	$ 84.60	$ 67.45
Gross Profit/Ton @ECRC	$568.13	$537.20	$ 805.03	$975.70	$917.58	$631.54	$707.38	$780.55	$849.01	$ 863.45	$1,045.50	$1,005.10
Gross Profit/Ton @ FIFO	$635.64	$663.97	$1,054.24	$931.79	$189.51	$501.16	$865.32	$998.39	$948.60	$1,034.09	$1,024.21	$ 884.71

($ Millions, except Gross Profit/Ton)	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13
Sales Volume (Kilotons)	81.3	82.3	77.6	61.9	89.6	77.2	79.3	67.2	78.2
Gross Profit @ FIFO	$ 86.9	$ 108.4	$ 101.5	$ 19.5	$ 75.5	$ 73.5	$ 42.8	$ 39.7	$ 59.9
ECRC to FIFO	$ 21.0	$ 49.8	$ 32.1	$ (36.6)	$ 3.4	$ 14.0	$ (37.6)	$ (10.2)	$ (0.5)
Gross Profit @ ECRC (1)	$ 65.8	$ 58.6	$ 69.4	$ 56.1	$ 72.1	$ 59.5	$ 80.4	$ 49.9	$ 60.4
Gross Profit/Ton @ECRC	$ 810	$ 712	$ 894	$ 907	$ 805	$ 771	$ 1,014	$ 743	$ 772
Gross Profit/Ton @ FIFO	$ 1,068	$ 1,318	$ 1,308	$ 315	$ 842	$ 952	$ 539	$ 590	$ 766

(1) Gross Profit at ECRC is gross profit net of the impact of the spread between the FIFO basis of accounting and ECRC. Although we report our financial results using the FIFO basis of accounting, as part of our pricing strategy, we measure our business performance using the estimated current replacement cost of our inventory and cost of goods sold. In addition, volatility in the cost of raw materials affects our results of operations and the period-over-period comparability of our results of operations. Therefore, we provide Gross Profit at ECRC as another supplemental measure of our performance. We believe this adjustment provides helpful information to investors, securities analysts and other interested parties in the evaluating period-over-period comparisons of our performance.

KRATON First Quarter 2013 Earnings Call 17

KRATON PERFORMANCE POLYMERS, INC. FIRST QUARTER 2013 EARNINGS CONFERENCE CALL May 2, 2013